IN RE FACEBOOK, INC. CLASS C RECLASSIFICATION LITIGATION	) )	Consolidated C.A. No. 12286-VCL

STIPULATION AND [PROPOSED] ORDER OF DISMISSAL

WHEREAS, on May 17, 2016, the Court appointed Grant & Eisenhofer, P.A. and Kessler Topaz Meltzer & Check, LLP as co-lead counsel (“Co-Lead Counsel”), and appointed Prickett, Jones & Elliott, P.A. as additional counsel (together with Co-Lead Counsel, “Plaintiffs’ Counsel”) in the above-captioned action (the “Consolidated Action”);
WHEREAS, on September 25, 2017, the Court entered a Stipulation and Order Dismissing Action as Moot and Retaining Jurisdiction to Determine Plaintiffs’ Counsel’s Application for an Award of Attorneys’ Fees and Reimbursement of Expenses;
WHEREAS, on February 2, 2018, Plaintiffs’ Counsel filed a Motion for an Award of Attorneys’ Fees and Expenses (the “Fees and Expenses Motion”) seeking an award of $129 million in attorneys’ fees, including $4,276,353.38 in unreimbursed expenses (the “Unreimbursed Expenses”);
WHEREAS, on July 26, 2018, the Court heard argument on the Fees and Expenses Motion;
WHEREAS, following extensive, arms-length negotiations, the Company has agreed, in the exercise of business judgment, to resolve the Fees and Expenses Motion pursuant to the procedures specified below;
WHEREAS, Defendants continue to deny any and all allegations that they engaged in wrongdoing in any way, and the Company has agreed to resolve the Fees and Expenses Motion due to the costs of defense of that application and litigation risk associated therewith; and
WHEREAS, the Court has not passed on the amount of the fee, but requires parties to provide notice with respect to any agreed-upon payment of attorneys’ fees and expenses in cases in which the underlying claims are dismissed on mootness grounds;
NOW, THEREFORE, upon consent of the parties and subject to the approval of the Court:
IT IS HEREBY ORDERED this ____ day of ____________, 2018 that:

1. The Company shall attach this Stipulation and Order of Dismissal as an exhibit to a Form 8-K that the Company will file with the United States Securities and Exchange Commission following the entry of this Stipulation and Order of Dismissal (the “Order”). The filing by the Company of this Order as an attachment to a Form 8-K constitutes adequate notice for purposes of Rule 23(e) (the “Notice”).
2. The Company shall file with the Court an affidavit that the Notice has been made (the “Affidavit”) in accordance with Paragraph 1 above no later than five (5) calendar days after the Notice is publicly filed.
3. Upon the filing of the Affidavit:

(a)	The Register in Chancery is directed to close this Consolidated Action on the docket; and

(b)	The Court will no longer retain any jurisdiction over this Consolidated Action.
4. The Company and/or its insurers shall pay Plaintiffs’ Counsel $68,700,000 in full satisfaction of the Fees and Expenses Motion (including the Unreimbursed Expenses) on or before November 15, 2018, to the account previously designated by Plaintiffs’ Counsel. The foregoing payment shall fully satisfy and resolve all claims in the Fees and Expenses Motion, and Plaintiffs’ Counsel shall not seek any additional fees, expenses, or costs related to the Consolidated Action from any source.

OF COUNSEL: KESSLER TOPAZ MELTZER & CHECK, LLP Lee D. Rudy Eric L. Zagar J. Daniel Albert 280 King of Prussia Road Radnor, Pennsylvania 19087 (610) 667-7706 Co-Lead Counsel for Plaintiffs
GRANT & EISENHOFER, P.A.

/s/ Stuart M. Grant
Stuart M. Grant (Bar No. 2526)
Cynthia A. Calder (Bar No. 2978)
Joseph Christensen (Bar No. 5146)
123 Justison Street
Wilmington, Delaware 19801
(302) 622-7000

Co-Lead Counsel for Plaintiffs

PRICKETT, JONES & ELLIOTT, P.A.

/s/ Corinne Elise Amato
Michael Hanrahan (Bar No. 941)
Paul A. Fioravanti, Jr. (Bar No. 3808)
Corinne Elise Amato (Bar No. 4982)
Eric J. Juray (Bar No. 5765)
1310 N. King Street
Wilmington, Delaware 19801
(302) 888-6500

Additional Counsel for Plaintiffs

ROSS ARONSTAM & MORITZ LLP

/s/ David E. Ross
David E. Ross (Bar No. 5228)
Garrett B. Moritz (Bar No. 5646)
S. Michael Sirkin (Bar No. 5389)
Benjamin Z. Grossberg (Bar No. 5615)
R. Garrett Rice (Bar No. 6242)
100 S. West Street, Suite 400
Wilmington, Delaware 19801
(302) 576-1600

Attorneys for Defendant Facebook, Inc.

Dated: October 24, 2018

SO ORDERED this ___ day of _______________, 2018.

_____________________________________________
Vice Chancellor J. Travis Laster

This document constitutes a ruling of the court and should be treated as such.
Court: Judge: File & Serve Transaction ID: Current Date: Case Number: Case Name: Court Authorizer:
DE Court of Chancery Civil Action

J Travis Laster

62592889

Oct 24, 2018

12286-VCL

CLOSED - CONF ORD - CONS W/ 12282, 12283, 12287, 12292, 12303, 12306, 12309, 12317, 12318, 12319, 12320, 12325-VCL - IN RE FACEBOOK, INC. CLASS C RECLASSIFICATION LITIGATION

Laster, J Travis

/s/ Judge Laster, J Travis

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